Exhibit 99.1

 ZETA-1 APX3330 Topline Results Investor Webcast  January 25, 2023

 Disclosures and Forward-Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the success and timing of planned future clinical trials for APX3330, timing and occurrence of an end of phase 2 meeting with the FDA, the potential of a Phase 3 registration path for APX3330,  the success and timing of planned regulatory filings, business strategy, cash runway, scalability, the potential for APX3330 to be the first line of therapy for DR patients, and the potential market opportunity for the slowing of DR progression. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success, costs, and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political and economic developments, (vii) Nyxol partnership may not facilitate the commercialization or market acceptance of Ocuphire’s product candidates; (x) the success and timing of commercialization of any of Ocuphire’s product candidates, including the scalability of Ocuphire’s product candidates and (xi) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.    The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

  Agenda and Speakers  Topic  ZETA-1 Key Takeaways and APX3330 Oral MOA  ZETA-1 Trial Design and Demographics   ZETA-1 Efficacy Findings   ZETA-1 Safety Findings   Overall Summary and Next Steps   Q&A  Mina Sooch, MBA  Founder and Chief Executive Officer  Mitch Brigell, PhD  Head of Clinical Development and Strategy  Charles Wykoff, MD, PhD  Vitreoretinal Specialist  Mark Kelley, PhD  APX Scientific Founder and Medical Advisor

 ZETA-1 Key Takeaways and APX3330 Oral MOA

ZETA-1 Trial: Key Takeaways

- APX3330 achieved statistical significance on a key pre-specified secondary endpoint of preventing clinically meaningful progression of diabetic retinopathy (as defined by binocular 3 or more steps worsening on the DRSS[1]) after 24 weeks of treatment
  - Trend toward more efficacy at 24 weeks vs 12 weeks, suggests that the 52-week Phase 3 trial may generate a larger signal due to an increase in % of placebo subjects who progress
- Prevention of 3-step worsening (binocular) is a suitable endpoint for an oral, systemically drug ➔ Ocuphire plans to go forward with this potential registration endpoint in Phase 3 following confirmation with the FDA in EOP2 meeting
- Oral APX3330 demonstrated favorable safety and tolerability
- Retinal KOLs feedback suggest that slowing of DR progression with an oral agent would be a useful treatment in patients with background DR and good visual function
- If approved, APX3330 could be an important new primary preventative therapeutic option that could be used in a large number of diabetic patients who are earlier in their disease

1. diabetic retinopathy severity score

Source: ZETA-1 Clinical Trial

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Ocuphire PHARMA

APX3330 History and Ref-1 Inhibition Mechanism

Ref-1 Involved in Multiple Key Pathways that Contribute to Diabetic Retinopathy and DME



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Ref-1
HIF-1α
VEGF (Signaling Cascade)
APX3330
Inflammation
Ref-1
NF-κB
TNF-α Chemokines
Other Growth Factors (Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered by Dr. Mark R. Kelley at Indiana University School of Medicine and Ocuphire's Scientific Advisor for APX program
- APX3330 is a small molecule oral drug candidate and a first-in-class inhibitor of Ref-1
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors in **11 Phase 1 and 2 trials**
  - Similar oncology origin as approved anti-VEGFs
- **MOA uniquely decreases both abnormal angiogenesis and inflammation by blocking pathways downstream of Ref-1**
- Extensively studied in over **20 in-vitro and animal studies** with favorable efficacy and safety

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Logsdon et al (2018), Li et al (2014).

Ocuphire PHARMA

 ZETA-1 Trial Design and Demographics

DR/DME ZETA-1 Phase 2 Design

Randomized, Double-Masked, Placebo-Controlled 24-Week Trial (Similar To Eylea P3 DR Trial)

ZETA-1

25 US sites

90-100 participants with moderately severe-to-severe NPDR or mild PDR

Noncentral DME is permitted in study eye and central DME allowed in fellow eye

Eligibility Screening

NPDR = non-proliferative diabetic retinopathy
PDR = proliferative diabetic retinopathy



1:1
APX3330 600mg/day (BID)
Primary Endpoint
Week 0
Week 4
Week 12
Week 24
Placebo BID

Randomization

103 Subjects Enrolled (FPFV Apr 2021- LPLV Aug 2022)
Top Line Announced in Early 2023

Endpoints

Primary: % subjects with ≥ 2 step improvement on DRSS (Diabetic Retinopathy Severity Scale) at wk 24

Secondary:
- DRSS worsening*
- DRSS improvement*
- Progression to vision threatening complications
- Central subfield thickness (CST)
- Best Corrected Distance Visual Acuity (BCDVA)
- Rescue subjects
- DME fellow eye status
- Safety and tolerability

Exploratory:
- Labs / PK

**Potential Phase 3 approvable endpoints*

NPDR = non-proliferative diabetic retinopathy; PDR = proliferative diabetic retinopathy
ZETA-1 Clinical Trial is Sponsored by Ocuphire Pharma

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Key Eligibility Criteria in ZETA-1

Oral Medication Provides Binocular Treatment; DME Allowed in Fellow Eye

Inclusion	Exclusion
• Males or non-pregnant females ≥ 18 years of age • At least one eye with DR **DRSS 47, 53, or 61, confirmed by a central reading center)** in which PRP and intravitreal injections of an anti-VEGF agent can be safely deferred for ≥ 6 months in the opinion of the Investigator • **BCVA assessed by ETDRS protocol letters score of ≥ 60 letters (Snellen equivalent 20/63 or better) in the study eye** • Body mass index (BMI) between 18 and 40 kg/m^2, inclusive	• Retinopathy from causes other than diabetes in study eye • Presence of **center involved diabetic macular edema (DME) defined as a central subfield thickness (CST) ≥ 320 µm on SD-OCT** – **Center involved DME in the fellow eye is allowed** • Prior treatment in study eye with focal/grid laser photocoagulation within the past year, PRP at any time, **systemic or intravitreal anti-VEGF agents within last 6 months in study eye** • Intraocular steroids including triamcinolone and dexamethasone implant within the last 6 months • Fluocinolone implant within the last 3 years • HbA1c ≥ 12.0% • Clinically significant systemic disease (e.g., uncontrolled diabetes, myasthenia gravis, cancer, hepatic, renal, endocrine, or cardio-vascular disorders) that might interfere as deemed by Investigator

Source: ZETA-1 Clinical trial

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Ocuphire PHARMA

 ZETA-1: Demographics    APX3330  n=51  Placebo  n=52  Total  n=103  Demographics        Age (years): Mean   (Range)  54.3   (26-81)  58.3   (24-78)  56.3   (24-81)  Sex: Male n (%)  Female n (%)  24 (47%)  27 (53%)  26 (50%)  26 (50%)  50 (49%)  53 (52%)  Race: White n (%)  African American n (%)  Asian n (%)  Other n (%)  Ethnicity: Hispanic or Latino n (%)  Not Hispanic or Latino n (%)  40 (78%)  5 (10%)  3 (6%)   3 (6%)  28 (55%)  23 (45%)  41 (79%)  6 (12%)  1 (2%)  0 (0%)  23 (44%)  29 (56%)  81 (79%)  11 (11%)  4 (4%)  3 (3%)  51 (50%)   52 (51%)  Time (Years) Since Onset of Diabetes:Mean  15  16  16  Well-Balanced Across Arms  Source: ZETA-1 Clinical Trial

 ZETA-1: Baseline DRSS Scores Study and Fellow Eye     APX3330  n=51  Placebo  n=52  Total  n=103  DRSS Score – Study Eye        DRSS Category (Screening) Study Eye [n (%)]  47 (Moderately severe to severe NPDR)  22 (43%)  18 (35%)  40 (39%)  53 (Moderately severe to severe NPDR)  25 (49%)  28 (54%)  53 (52%)  61 (Mild proliferative diabetic retinopathy)  4 (8%)  6 (12%)  10 (10%)  Well-Balanced Across Arms  Source: ZETA-1 Clinical Trial    APX3330  n=45  Placebo  n=49  Total  n=94  DRSS Score – Fellow Eye        DRSS Category (Screening) Fellow Eye [n (%)]  43 or Lower (Mild to moderate NDPR or better)  14 (31%)  12 (24%)  26 (28%)  47 (Moderately severe to severe NPDR)  13 (29%)  19 (39%)  32 (34%)  53 (Moderately severe to severe NPDR)  12 (27%)  9 (19%)  21 (22%)  61 (Mild proliferative diabetic retinopathy)  1 (2%)  4 (8%)  5 (5%)  65 or Higher (Moderate to severe prolif. DR)  5 (11%)  5 (10%)  10 (11%)

 ZETA-1: Baseline Characteristics Study and Fellow Eye  APX3330  n=51  Placebo  n=52  Total  n=103  Baseline Characteristic  BCVA letters in Study Eye Letters Read (mean)  81  78  80   (20/25 Snellen)  BCVA letters in Fellow Eye Letters Read (mean)  76  77  77   (20/32 Snellen)  OCT Central Subfield Thickness in Study Eye (µm)  270  271  271  OCT Central Subfield Thickness in Fellow Eye (µm)  292  286  289  Intraocular Pressure in Study Eye (mmHg)  15  16  15  Systolic Blood Pressure (mmHg)  (mean)  136  139  138  Diastolic Blood Pressure (mmHg)  (mean)  82  80  81  Heart Rate (beats/min)  (mean)  78  76  77  Hemoglobin A1C (%)(mean)  8.4  8.3  8.3  Body Mass Index (kg/m^2)(mean)  31  31  31  Source: ZETA-1 Clinical Trial  Well-Balanced Across Arms  Good Visual Acuity  Fluid Below DME Definition of 320 micron (µm)  Note: Blood markers are normal range as baselines

 ZETA-1 Efficacy Findings

Background on DRSS Assessment & Binocular DRSS

Diabetic Retinopathy Severity Scale (DRSS)



DRSS
10, 12
DR Absent
14, 15, 20
DR Questionable
35
Mild NPDR
43
Moderate NPDR
47 Moderately
Severe NPDR
53
Severe NPDR
60, 61
Mild PDR
65
Moderate PDR
71-75
High-risk PDR
81-85
Advanced PDR
Step
1
2
3
4
5
6
7
8
9
10

Monocular calculation: Change in DRSS Step in a Single Eye (Study Eye or Fellow Eye)

Binocular calculation: Composite Change in DRSS Step in Study Eye and Change in DRSS Step in Fellow Eye

The ETDRS diabetic retinopathy severity scale (DRSS) is a categorical tool for clinical trials that contains 10 discreet steps from no retinopathy to severe proliferative retinopathy derived from the grading of fundus photographs for each eye at a central reading center. Each patients' study eye had a baseline DRSS step of 5, 6 or 7 to be included in this trial.

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Ocuphire

 Percent of Subjects With ≥ 2-Step Improvement in DRSS From Baseline  Source: ZETA-1 Clinical Trial   Note: Large “N” indicates total number of participants within each arm for the mITT population. Small “n” indicates total number of evaluable eyes for each respective endpoint and arm.   Note: Images from Central Reading Center will be reviewed prior to EOP2 FDA meeting   ZETA-1 Did Not Meet the Week 24 Phase 2 Primary Endpoint (based on Anti-VEGF Precedence for DR)  n=46  n=47  n=39  n=40  n=14  n=24  n=11  n=22  Percent of Subjects With ≥ 2-step Improvement in DRSS From Baseline by Visit   (mITT) – Study Eye   Percent of Subjects With ≥ 2-step Improvement in DRSS From Baseline by Visit   (mITT) – Qualified Fellow Eye

Clinically Meaningful Registration Endpoints in DR

Path Forward to Phase 3: Systemic Drugs Should Evaluate DRSS Change in Both Eyes

In retina, opportunity for approval to show **improvement OR worsening (prevention of progression)***

Precedent approvable endpoint for locally delivered drugs (non-systemic) in DR:

- ≥ 2-step DRSS improvement in study eye
  - Eylea (Panorama trial)
  - Lucentis (Rise/Ride trials)

Oral/systemic drugs are different than anti-VEFG IVT as they treat both eyes

Therefore, a suitable evaluation is change in both eyes (binocular)

Potential approvable endpoints for systemic drug in DR (to be confirmed at the EOP2 FDA meeting) include:

- ≥ 3-step binocular DRSS improvement
- **≥ 3-step binocular DRSS worsening**

ZETA-1 Phase 2 trial for APX3330 evaluated key secondary endpoints ≥ 3-step binocular DRSS improvement and worsening to inform design of the Phase 3 registration trial

*Nair P, Aiello LP, Gardner TW, Jampol LM, Ferris FL III. Report From the NEI/FDA Diabetic Retinopathy Clinical Trial Design and Endpoints Workshop. Invest Ophthalmol Vis Sci. 2016 Oct 1;57(13):5127-5142. doi: 10.1167/iovs.16-20356. PMID: 27699406; PMCID: PMC6016432.

Source: ZETA-1 Clinical trial

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Ocuphire

 Source: ZETA-1 Clinical Trial   Note: Large “N” indicates total number of participants within each arm for the mITT-LOCF population. Small “n” indicates total number of evaluable eyes for each respective endpoint and arm.   Note: Images from Central Reading Center will be reviewed prior to EOP2 FDA meeting   Potential Phase 3 Endpoints as an Oral Drug; Results Improve with Time  Percent of Subjects With Improv. or Worsening in Binocular DRSS of ≥ 3-Steps   n=49  n=49  n=45  n=45  p=0.04  p=0.38  n=49  n=49  n=45  n=45  p=0.07  p=0.61  Percent of Subjects With Improvement or Worsening in DRSS of ≥ 3 Steps From Baseline   Binocular Eyes   (mITT-LOCF) - Week 12  Percent of Subjects With Improvement or Worsening in DRSS of ≥ 3 Steps From Baseline  Binocular Eyes  (mITT-LOCF) - Week 24

Percent of Subjects With Binocular Worsening in DRSS of ≥ 3-Step

Selected Primary Registration Endpoint for Phase 3, To Be Formally Confirmed at EOP2 FDA Meeting



Percent of Subjects With Worsening in DRSS of ≥3 Steps From Baseline by Visit
Binocular Eyes
(mITT-LOCF)
20%
15%
10%
5%
0%
Percent of Subjects (%)
12%
p=0.07
0%
n=49
n=45
Week 12
16%
p=0.04
0%
n=49
n=45
Week 24
Visit
Placebo (N=49)
APX3330 (N=46)

Based on extrapolation from ZETA-1, ~25% of patients may progress by ≥ 3 steps in binocular DRSS over 1 year if untreated

Source: ZETA-1 Clinical Trial

Note: Images from Central Reading Center will be reviewed prior to EOP2 FDA meeting

Note: Large "N" indicates total number of participants within each arm for the mITT-LOCF population. Small "n" indicates total number of evaluable eyes for each respective endpoint and arm.

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 Waterfall by Subject Binocular Change in DRSS at Week 24  Source: ZETA-1 Clinical Trial   Note: Images from Central Reading Center will be reviewed prior to EOP2 FDA meeting   8 Subjects in Placebo and 0 in APX3330 had a 3-Step DRSS Worsening at Week 24   ≥ 3 Steps  Worsening n=8   ≥ 3 Steps Worsening  n=0   Waterfall plots show subjects with worsening

Historic Data for Diabetic Patients on DR Progression

The Worse the DRSS, the Higher the Risk of Vision Threatening Complications

Lucentis data shows that 28% untreated eyes will worsen DRSS by ≥ 2-steps over 1 year

Stability of DR from Month 36 to month 48



80
60
40
20
0
Patients, %
Received Re-treatment During OLE (n=285)
No Re-treatment During OLE (n=82)
4.2
9.8
5.3
18.3
15.1
13.4
66.3
54.9
6.7
2.4
1.1
1.2
1.4
0
≥3-Step Worsening
2-Step Worsening
1-Step Worsening
Stable
1-Step Improvement
2-Step Improvement
≥3-Step Improvement

DRSS Change from Month 36 to Month 48

Source – Sun JK, Evidence for Diabetic Retinopathy Progression and Regression from Clinical Trials. Presented at NDI/FDA DR Clinical Trials Design and Endpoints Workshop, June 26, 2015.

Probability of developing PDR or DME is greater with higher baseline NPDR severity



Cumulative Incidence, %
60
40
20
0
0
5
10
15
20
25
30
Years
Severe nonproliferative diabetic retinopathy (state 4)
Moderate nonproliferative diabetic retinopathy (state 3)
Mild nonproliferative diabetic retinopathy (state 2)
No retinopathy (state 1)

Source - Frequency of Evidence-Based Screening for Retinopathy in Type 1 Diabetes. N Engl J Med. 2017 Apr 20;376(16):1507-1516. doi: 10.1056/NEJMoa1612836. PMID: 28423305; PMCID: PMC5557280

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Ocuphire

 ZETA-1 Safety Findings

 PK/Safety Data Findings  APX3330 PK/serum levels as predicted at 600 mg/day  Serum levels of APX3330 are consistent with previous findings in hepatitis and oncology trials  Fewer subjects lost 5 or more letters at week 24 with APX3330 compared to placebo  Limited treatment related AEs (mostly mild and transient)  Only rash (6% APX3330 vs 2% placebo) and pruritus (12% APX3330 vs 2% placebo) were seen more frequently in APX3330 than placebo  No treatment related serious TEAES   No effect on vital signs (BP, HR)  No effect on physical exam  No change in liver, kidney, or heart functions  No effect on IOP  No effect on clinical labs  ZETA-1 Clinical Trial (Safety Population)  Favorable Safety Data for Oral APX3330

 Treatment Emergent Adverse Events  APX3330 Safety Similar To or Better Than Placebo  0  Treatment-Related AEs   involving liver, heart, kidney, brain, lung,   or vital signs   Oral APX3330 safety profile consistent with that seen in prior trials  14 SAEs (in 11 Subjects)  3 unrelated  SAEs in APX3330  11  unrelated  SAEs in Placebo  211 Treatment Emergent AEs (64 Subjects)   91 (29 Subjects) APX3330, 120 (35 Subjects) Placebo  31  Treatment-Related AEs (in 21 Subjects)  APX3330  14 AEs in 10 subjects  (10 mild, 4 moderate, 0 severe)  4  withdrew   due to an AE  2 APX, 2 PBO  3  withdrew   consent or site closure  2 APX, 1 PBO  5  lost to  follow-up  2 APX, 3 PBO  ZETA-1 Clinical Trial Safety Population (subject to final review)  Placebo  17 AEs in 11 subjects   (8 mild, 9 moderate, 0 severe)  103   Subjects Enrolled  91Subjects completed thru week 24

 Summary and Next Steps

APX3330 Product Candidate Profile for Multiple Retinal Indications

Oral, First-In-Class Ref-1 Inhibitor with Favorable Human Safety Data from 12 Completed Trials

APX3330: Well-tolerated Oral Dose up to 600 mg/day | Twice Daily Dosing

MOA and Efficacy Signals in DR

Novel MOA for Treating Retina
- ↓ Inflammation
- ↓ Abnormal Angiogenesis
- Daily vs. episodic exposure

Good Patient Compliance in ZETA-1 with Convenient Oral Dosing

APX3330 Demonstrated Slowing of Progression of Diabetic Retinopathy

Favorable Safety Profile

Over 350 Subjects (Healthy, Liver, Cancer, Diabetic) Treated
Notably, Several Subjects Dosed ~1 Yr and Others 24-Wks

Few Systemic AEs Across All Doses (120mg-720mg)
- **< 5% Mild Skin Rash (reversible)**
- **< 5% Mild Diarrhea**

No Treatment-Related Organ Toxicity
(Liver, Cardiovascular {BP, HR}, Kidney, Neurologic, Pulmonary)

Minimal Ocular Side Effects*

Source: ZETA-1 Clinical Trial; *1 subject had vision blur thought to be related by investigator in ZETA-1

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Ocuphire PHARMA

Broad Opportunities to Treat Retinal Diseases with APX Platform

APX3330 May Treat Patients Across Retinal Diseases as Single Agent or Adjunctive Therapy

34 Million Diabetics in US

10M Diabetic Retinopathy

Mild NPDR	Moderate to Severe NPDR (DRSS 43-53)	PDR (DRSS >60)
6M	1M	1M

Addressable Market — **~8M+** DR Patients

US Market Opportunity — **~$10B+** Market Revenues

APX3330

APX3330 + Anti-VEGF treatments

APX2009 / APX2014 / APX3330 ***(Local Delivery)***

Inflammatory component is common across these retina indications as well & potentially addressable by MOA of Ref-1

DME	Wet AMD	Dry AMD	GA
1M	2M	10M+	1M

Potential First Oral Rx for Retina Diseases with Multi-Billion Revenue Opportunity

Source:
1. American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions;
2. Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918
3. Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000
4. Estimates are provided by the National Eye Institute, FactSheet, Global Data, and Research and Markets. Estimated values are rounded.
5. Estimated prevalence in the U.S.; DME- Diabetic Macular Edema; Age-related Macular Degeneration; Geographic Atrophy; Retinal Vein Occlusion

26

Ocuphire PHARMA

Landscape of Systemic Therapies for Diabetic Retinopathy

Ocuphire's APX3330 is the Most Advanced Oral Drug Moving into EOP2 Mtg and Phase 3

Company	Drug	Target/MOA	Indication	Route of Administration	Phase 1	Phase 2	Phase 3	Primary Endpoint/ Secondary Endpoints
Lilly	LY333531	Protein Kinase C inhibitor	DR	Oral	✓	✓	✕ 2006	2002: BCVA 3-line
aerpio	çAKB-9778	Tie2	DR	Subcutaneous	✓	✕ 2019		2017: 2-step DRSS @wk24
Ocuphire	APX3330	Ref-1 inhibitor (Anti-VEGF and Anti-inflammatory)	DR	Oral	✓	✓		2020: 2-step DRSS @wk24
Bayer	BAY1101042	Guanylate Cyclase activator	DR	Oral	✓	○		2021: 2-step DRSS @wk24
Alkahest	AKST4290	CCR3 Eotaxin inhibitor	DR	Oral	✓	✕ 2022		2021: 2-step DRSS @wk24
Roche	RG7774	CB2 receptor (cannabinoid)	DR	Oral	✓	○		2020: 2-step DRSS @wk36
Boehringer Ingelheim	BI 1467335	AOC3	DR	Oral	✓	✕ 2021		2017: Primary:safety@wk12 Secondary: 2-step DRSS@wk12
Valo	OPL-0401	ROCK 1/2 inhibitor	DR	Oral	✓	○		2021: 2-step DRSS @wk24

Note Two Tyrosine Kinase and a Plasma Kallikrein Inhibitors failed as orals in Phase 2 due to dose limiting adverse events (e.g., liver and cardiovascular)

✓ Completed | ○ Ongoing | ✕ Discontinued

www.clinicaltrials.gov

27

 APX3330 has Potential to be Early Preventative Therapy for DR Patients  Eylea® label; APX3330 Investigator Brochure, ZETA-1 clinical trial  Clinically meaningful decrease in diabetic retinopathy severity  OR  Early intervention with oral may prevent progression of DR to vision loss  Efficacy Signal  Intravitreal: Percent of patients with ≥ 2 step improvement on the DRSS score at week 24 and 52 compared to placebo in 2 well-controlled trials  Systemic: Percent of patients with ≥ 3-step worsening on binocular DRSS at week 24 and 52 compared to placebo in 2 well-controlled trials  Efficacy Signal  FDA  Physician/Patients  Safety  Non-Invasive Treatment Option  Safety  Approval depends on a product's benefit outweighing its risks in the intended population, this benefit should be evaluated in multi-center, 2-year clinical trials   FDA does not require comparative arm of approved anti-VEGF injections (Eylea) for DR  Non-Invasive Treatment Option  No major organ toxicities  Well-tolerated (e.g., AEs acceptable if mild and infrequent for oral)  Eylea®, although approved, is currently not used as standard of care because of the treatment burden for asymptomatic DR patients   Ability to be prescribed by wide-range of healthcare providers (ophthalmologists, optometrists, endocrinologists, primary care, etc.)  Oral option increases global access, especially in underserved regions

 Key Takeaways and Next Steps   APX3330 is the most advanced oral program in development for diabetic eye disease  APX3330 demonstrated favorable safety with compelling potential to slow progression of diabetic retinopathy  ZETA-1 statistically significant results on ‘binocular 3-step worsening DRSS' endpoint provides a potential Phase 3 registration endpoint  Key Takeaways  Further analysis of ZETA-1 Phase 2 data, including insights for Phase 3 registration trial design   Plan for the EOP2 FDA meeting for APX3330 in DR indication  Data presentations at medical meetings  Advance APX3330 development (cGMP drug, NDA-enabling work, first Phase 3 trial, regional partnerships)  fully funded into 2025  Next Steps  To have a clinically meaningful impact on preventing progression to reduce likelihood of vision loss in diabetic retinopathy patients  Goal

Ocuphire Pharma

Nasdaq: OCUP

Upcoming Catalysts:

- ✓ *Topline Results APX3330 ZETA-1 P2b trial for DR/DME (Early 2023)*
- *EOP2 FDA Meeting for APX3330 (2H 2023)*
- *Pivotal Phase 3 Trials for Nyxol in Presbyopia with 1st Data Readouts (Late 2023)*
- *Potential Approval of 1st Nyxol NDA (Late 2023)*

Stock Price[1]	$3.67
Market Cap[1]	$77M
Cash (Pro-Forma)[2,3]	~$49 M
Shares Outstanding[2]	20.8M
Average Daily Volume	~200k Shares
Cash Runway Into 2025	

[1] As of close on January 24, 2023; [2] End of 3Q22 (10-Q); [3] Includes upfront payment from License Agreement

Corporate Highlights

Two Lead Clinical-Stage Novel Drugs Addressing Multiple Large Ophthalmology Markets (~$20B US total) with Limited to No Competition & Patent Coverage to 2034+

APX3330 oral tablets

Diabetic Retinopathy/Diabetic Macular Edema (DR/DME) – diabetic eye disease

Nyxol preservative-free eyedrops

Reversal of Mydriasis (RM) – eye dilation

Presbyopia (P) – age-related blurry near vision

Night Vision Disturbances (NVD) – halos, glares, starbursts

Successful Execution of 5 Trials in Last 2 Years with 6 Positive Phase 3 & Phase 2 Data Read-outs for Nyxol in RM, Presbyopia, and NVD

NDA submitted Nov 2022 for Nyxol's first indication in RM

Global License Agreement Signed in Late 2022 with Viatris to Develop and Commercialize Nyxol for All Indications in the US and Globally

Strong Financial Position (with No Debt) to Support Operations into 2025 and Coverage from 5 Biotech Research Analysts

Ocuphire PHARMA

www.ocuphire.com  ir@ocuphire.com  Ocuphire Pharma  Thank You and Q&A